               [KEVIN P. MARTIN & ASSOCIATES, P.C. LETTERHEAD]



             CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of C&M Management Inc. as of December 31, 2002. We also consent to our firm under the caption of "Experts."

                                      /s/ Kevin P. Martin & Associates, P.C.
                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


August 5, 2003
Braintree, MA 02184

               [KEVIN P. MARTIN & ASSOCIATES, P.C. LETTERHEAD]



             CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated March 4, 2003 on the audit of the balance sheet of BCA Associates Limited Partnership as of December 31, 2002. We also consent to our firm under the caption of "Experts."

                                      /s/ Kevin P. Martin & Associates, P.C.
                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


August 5, 2003
Braintree, MA 02184

               [KEVIN P. MARTIN & ASSOCIATES, P.C. LETTERHEAD]



             CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of C&M Management Inc. as of May 5, 2003. We also consent to our firm under the caption of "Experts."

                                      /s/ Kevin P. Martin & Associates, P.C.
                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


August 5, 2003
Braintree, MA 02184

               [KEVIN P. MARTIN & ASSOCIATES, P.C. LETTERHEAD]



             CONSENT TO INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated May 5, 2003 on the audit of the balance sheet of BCA Associates Limited Partnership as May 5, 2003. We also consent to our firm under the caption of "Experts."

                                      /s/ Kevin P. Martin & Associates, P.C.
                                          KEVIN P. MARTIN & ASSOCIATES, P.C.


August 5, 2003
Braintree, MA 02184